                                                                    EXHIBIT 10.9

       [Portions of this Exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this Exhibit with the portions intact has been filed separately with the Securities and Exchange Commission.]

              EQUIPMENT PURCHASE AND SOFTWARE LICENSE AGREEMENT


       THIS AGREEMENT is made as of this 6th day of February, 1996 by and between SELECT COMFORT CORPORATION, a Minnesota corporation (the "CUSTOMER"), with an address of 6105 Trenton Lane North, Suite 100, Minneapolis, Minnesota 55442-3240, and XXXXX, organized under the laws of XXXXXX (the "SUPPLIER"), with an address at XXXXXXXXXX.

       WHEREAS, the Supplier is the manufacturer of certain air chambers that are used by the Customer in the manufacture of Customer's air sleep systems; and

       WHEREAS, the Customer has acquired certain equipment and has developed certain software and testing procedures, which equipment, software and testing procedures are useful in testing the air chambers sold by the Supplier to the Customer, which testing may result in substantial savings to the Supplier; and

       WHEREAS, the Supplier desires to purchase from the Customer the equipment and to license from the Customer the software and testing procedures, all as hereinafter described and subject to the terms and conditions of this Agreement; and

       WHEREAS, the Customer desires to obtain reasonable protection of its proprietary and confidential information that has been developed by the Customer at considerable expense;

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

       1. PURCHASE AND SALE OF EQUIPMENT. The Supplier hereby agrees to purchase from the Customer, and the Customer hereby agrees to sell to the Supplier, the equipment described on Exhibit I attached hereto and made a part hereof, for an aggregate purchase price of $20,454.69 US Dollars, payable immediately upon receipt of the equipment by the Supplier. Supplier hereby acknowledges that the Customer is not the manufacturer of the equipment. The Customer does hereby assign to the Supplier, subject to and effective only upon receipt by the Customer of the purchase price for the equipment set forth above, all of the Customer's rights under the original equipment manufacturer's warranty relating to the equipment, a copy of which warranty will be included with the equipment delivered to the Supplier. Select Comfort will provide warranty support to XXXXX as outlined in the original equipment manufacturers warranty. EXCEPT AS EXPRESSLY SET FORTH ABOVE, THE CUSTOMER DISCLAIMS ALL WARRANTIES ON PRODUCTS FURNISHED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE EXPRESS PROVISIONS OF THIS SECTION ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF THE CUSTOMER FOR DAMAGES, INCLUDING BUT NOT LIMITED TO, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE EQUIPMENT ACQUIRED BY THE SUPPLIER HEREUNDER.

       2.     GRANT OF A LICENSE FOR LIMITED USE OF SOFTWARE AND TESTING
PROCEDURES.

              (a) GRANT OF LICENSE. For and in consideration of the agreements of the Supplier set forth in this Agreement, and subject to the fulfillment by the Supplier of all of its obligations set forth in this Agreement, the Customer hereby grants to the Supplier a non-exclusive, non-transferable, license to use the software and the testing procedures described on Exhibit 2 attached hereto and made a part hereof (the "LICENSED TECHNOLOGY") solely and exclusively to enable the Supplier to test the air cell bladders to be sold by the Supplier to the Customer, and for no other use or purpose of any kind. The Supplier may not sell, lease, license or otherwise transfer any of the Licensed Technology or any rights therein, nor otherwise use or exploit the Licensed Technology for any use or purpose except as expressly set forth above. Specifically, and not in limitation of the foregoing, the Supplier acknowledges and agrees that it is not authorized to use the Licensed Technology for the purpose of testing any products of the supplier that may be held for sale to any party other than the Customer.

              (b) OWNERSHIP OF LICENSED TECHNOLOGY. The Supplier hereby acknowledges and agrees that the Licensed Technology constitutes proprietary and confidential trade secret information of the Customer, and acknowledges and agrees that the Customer has enforceable trade secret protection with respect to the Licensed Technology and enforceable copyright protection in the documentation relating to the Licensed Technology.

              (c) CONFIDENTIALITY. The Supplier acknowledges and agrees that the Licensed Technology, and all embodiments thereof in whatever form, constitute "CONFIDENTIAL INFORMATION" as such term is used in this Agreement. The Supplier agrees that it shall not use the Confidential Information for any purpose other than solely and exclusively for the purpose of testing air cell bladders to be sold to the Customer as ordered and specified by the Customer in connection with the business relationship between the Customer and the Supplier. The Supplier hereby agrees that it will not at any time, whether during the term of this Agreement or thereafter, use the Confidential Information for any use or purpose not expressly authorized by this Agreement, and will not disclose the Confidential Information to any person or entity not expressly authorized by the Customer to receive such Confidential Information, except that the Supplier may disclose the Confidential Information to any of its employees who have a need to know such Confidential Information solely for the purpose of enabling such employees to perform the tests of the air cell bladders to be sold by the Supplier to the Customer, and provided that the Supplier advises each such employee that the Confidential Information is proprietary and confidential trade secret information of the Customer and that such employees are obligated to maintain the confidentiality of all such Confidential Information. Upon the termination of the license granted hereunder for any reason, the Supplier agrees to promptly return to the Customer all of the Confidential Information, including all copies or other reproductions thereof in whatever form in Supplier's possession or control.

              (d) DERIVATIVES. The term "DERIVATIVES" as used in this Agreement shall mean any software developed in part by the Supplier which is a derivative or modification of any of the Licensed Technology. So long as the license granted by the Customer to the Supplier pursuant to this Agreement remains in effect, the Supplier shall notify the Customer promptly of any Derivative of which it becomes aware, and the Supplier shall provide any such Derivative, including all documentation and source code relating thereto, to the Customer as soon as reasonably practicable thereafter.

              (e) RIGHTS OF INSPECTION AND AUDIT. The Supplier hereby agrees that the Customer and its representatives shall have full access to the premises, facilities, books, records and operations of the Supplier during the term of the license granted hereunder for the purpose of enabling the

       Customer to verify compliance by the Supplier with all of the terms and conditions of this Agreement as it pertains to the operation of this equipment and software.

              (f) TERM. The license granted by the Customer to the Supplier hereunder shall become effective upon the execution and delivery of this Agreement by each of the parties hereto and shall continue for as long as the Supplier continues to produce and sell to the Customer air chambers, subject to earlier termination as hereinafter set forth.

       Upon termination of this agreement, Supplier agrees to return to the customer, all equipment and software described in Exhibit I attached hereto. The supplier will depreciate the equipment and software based on a five (5) year depreciation schedule (60 equal months). If termination of this agreement occurs prior to the full depreciation of the equipment, the customer will issue payment to the supplier based on the balance of the depreciation value prior to the supplier returning the equipment and software to the customer.

              (g) TERMINATION. Notwithstanding the provisions of Section 2(f) above, this Agreement and the limited license to use the Licensed Technology granted by the Customer to the Supplier pursuant to this
       Section 2 may be terminated:

                     (1) By either party upon the failure of the other party hereto to perform or fulfill, at the time and in the manner herein provided, any material obligation or condition required to be performed or fulfilled by such party hereunder. Any such failure, upon its occurrence, shall constitute a breach, and termination shall be effective immediately following not less than [thirty
              (30)] days after written notice thereof from the non-breaching party; or

                     (2) The assignment by the supplier of its business or substantially all of its assets for the benefit of creditors, or the appointment of a receiver, trustee in bankruptcy or appointment of a similar officer to take charge of all or any substantial part of such property, or if the supplier is adjudicated as bankrupt, and such other condition or conditions are not corrected to the satisfaction of the customer within [ten
              (10)] days following written notice thereof.

              Notwithstanding the foregoing, upon any termination of this Agreement pursuant to this Section 2(g), the obligations of the Supplier pursuant to Section 2(c) above shall continue in full and effect following such termination.

              (h) DISCLAIMER OF WARRANTIES. THE LIMITED LICENSE GRANTED HEREUNDER IS GRANTED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND. THE CUSTOMER DISCLAIMS ANY WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

       3.     MISCELLANEOUS TERMS AND CONDITIONS.

              (a) ASSIGNMENT. Neither party shall have the right to assign or otherwise transfer any of its rights or obligations under this Agreement, except with the written consent of the other party. Any prohibited assignment or attempted assignment shall be null and void.

              (b) ENTIRE AGREEMENT. This Agreement, including the Exhibits attached hereto and incorporated herein by reference, constitutes the entire Agreement of the parties with respect to the subject matter hereof, and supersedes all previous proposals, oral or written, and all negotiations, conversations or discussions heretofore had between the parties related to this Agreement.

              (c) AMENDMENT AND MODIFICATION. This Agreement shall not be modified, amended, rescinded, canceled or waived, in whole or in part, except by written amendment signed by each of the parties hereto.

              (d) NOTICES. Any notice required or permitted to be given hereunder shall be deemed sufficient if given by facsimile or by reputable international courier, addressed as indicated below or to such other address as the respective parties may designate by like notice from time to time by notice so given shall be deemed to be effective upon receipt by the addressee.

              In the case of the Customer:

                     Select Comfort Corporation
                     6105 Trenton Lane North
                     Suite 100
                     Minneapolis, Minnesota 55442-3240
                     Fax Number:  (612) 551-7826
                     Attention: Procurement Director

              In the case of the Supplier:

                     XXXXX
                     XXXXX
                     XXXXXX
                     Fax Number:  XXXXXX
                     Attention:  Managing Director



       [Portions of this section have been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this Exhibit with this section intact has been filed separately with the Securities and Exchange Commission]

              (e) SEVERABILITY. In the event that any of the terms of this Agreement are in conflict with any rule of law or statutory provision or otherwise unenforceable under the laws or regulations of any jurisdiction, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement, and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provisions hereof does substantial violence to, or where the invalid or unenforceable provisions comprise an integral part of, or other inseparable from, the remainder of this Agreement.

              (f) GOVERNING LAW. The English language version of this Agreement, if it shall have been translated into any other language, shall be the controlling version of this Agreement. This Agreement shall be governed by and constituted in accordance with the laws of the State of Minnesota. Each of the parties hereto hereby consents to the personal jurisdiction of the state and federal courts located in Hennepin County, State of Minnesota, and to the use of the English language, for the adjudication of any claim or controversy arising under this Agreement.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                SELECT COMFORT CORPORATION


                                By  /s/
                                  ----------------------------------------------
                                Its Senior Vice President, Operations
                                    --------------------------------------------


                                XXXXX

                                By  /s/
                                  ----------------------------------------------
                                Its Managing Director
                                    --------------------------------------------

     [Portions of this signature page have been omitted pursuant to a request for confidential treatment under Rule 406 under the Securities Act of 1933, as amended. A copy of this Exhibit with this signature page intact has been filed separately with the Securities and Exchange Commission]

                                      EXHIBIT I
                                  January 25, 1996

 DESCRIPTION                        QUANTITY      UNIT COST          TOTAL
--------------------------------------------------------------------------------
 5 Station test stand including        1           13,675.25       13,675.25
 schematics and 4 hand held
 meters

 Spare part kits                       3              811.48        2,434.11

 Hand held gauge connections and       8               12.25           98.00
 spares

 Pigtail hose connection, male        800               5.20        4,160.00
 insert

 Tube connections on the test          10               8.70           87.00
 stand

                                                  TOTAL            20,454.36

                            MANUFACTURERS LIMITED WARRANTY
                               for AIR LEAK TEST SYSTEM
                                        2/1/96


All warranty claims will be processed through Select Comfort. Select Comfort will process all warranty claims with the original equipment manufacturer on behalf of Supplier.

The limited warranty is for one (1) year from date of the system delivery to Select Comfort. The warranty covers all products for an entire year used under proper conditions. There are inherent causes of component failure due to contamination of the air supply if the proper filtering is not installed. A clean air supply is considered a proper condition requirement. This warranty does not imply Select Comfort will conduct service at the site of Supplier. If for some reason the system was to fail at Supplier, the spare components that are shipped with the initial system will get the system functioning again. The defective parts must be returned to Select Comfort to the attention of: Nancy Buchholz, who in turn will ship the defective part to the original manufacturer for inspection, where a returns report will be generated. Based on the cause of the failure, the part or component will be replaced, if under the one year warranty. In no way is Select Comfort, or the original manufacturer liable for incidental or consequential damages or production loss. Select Comfort and the original manufacturer will help in any way possible to insure the system is understood so servicing can be accomplished to maintain the system. The are components that will have routine wear after a period of time such as the connectors. All returned components will be inspected for any abuse, misuse or improper application prior to replacing the component at the expense of the manufacturer.